                                                             Exhibit 4

                  (Form of Common Stock Certificate)

                     (Form of Face of Certificate)
     NUMBER                                                 SHARES
CEN _________                                              _________
     COMMON                                                 COMMON

                   CONSTELLATION ENERGY CORPORATION

INCORPORATED  UNDER  THE  LAWS  OF  THE  STATE  OF  MARYLAND  AND  THE
COMMONWEALTH OF VIRGINIA. THIS CERTIFICATE MAY BE PRESENTED FOR TRANSFER IN NEW YORK CITY OR WASHINGTON, D.C.

                                             CUSIP ______________
(SEE REVERSE FOR KEY TO ABBREVIATIONS)

This Certifies that _____________________ is the owner of ____________
SHARES WITHOUT PAR VALUE OF THE COMMON STOCK OF Constellation Energy Corporation, full-paid and non-assessable, transferable in person or by attorney on surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Charter of the corporation as amended and supplemented, a copy of which is on file with the Transfer Agent. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

      Witness the seal of the corporation and the facsimile signatures of its duly authorized officers.

Dated: ____________

/s/ William T. Torgerson                     /s/ John M. Derrick
_________________________                 __________________________
     SECRETARY                                    PRESIDENT

                   CONSTELLATION ENERGY CORPORATION
                          CORPORATE SEAL 1995
                         VIRGINIA AND MARYLAND

COUNTERSIGNED AND REGISTERED:
ChaseMellon Shareholder Services, L.L.C.
TRANSFER AGENT AND REGISTRAR
BY __________________________ AUTHORIZED SIGNATURE

                   (Form of Reverse of Certificate)

                   CONSTELLATION ENERGY CORPORATION

      The corporation will furnish to any shareholder upon request and without charge a full statement of the designations, preferences, limitations, and relative rights of the shares of each class of stock authorized to be issued and, with respect to the classes of stock which may be issued in series, the variations in the relative rights and preferences between the shares of each such series, so far as the same have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series. Such request may be made to the Treasurer of the Corporation at its principal office or to the Transfer Agent.
                             ____________

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.
                            ______________

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM   -    as tenants in common
      TEN ENT   -    as tenants by the entireties
      JT TEN    -    as joint tenants with right of
                     survivorship and not as tenants common
      TOD       -    transfer on death

      UNIF GIFT MIN ACT - ___________ Custodian _________
                            (Cust)               (Minor)
          under Uniform Gifts to Minors Act ______________
                                               (State)

      UNIF TRF MIN ACT - ___________ Custodian __________
                           (Cust)                (Minor)
                           (until age _____ )
          under Uniform Transfers to Minor Act ___________
                                                 (State)

Additional abbreviations may also be used though not in the above list.

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

For value received, ___________ hereby sell, assign and transfer unto


[please insert social security or other
identifying number of assignee]
_______________________________

______________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
ASSIGNEE)
______________________________________________________________________

_______________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________


     _________________________________________
     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


Signature(s)Guaranteed



By _________________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.











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